                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12

                                SCANSOURCE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


     _________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     _________________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
     _________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     _________________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
     _________________________________________________________________________

     (5) Total fee paid:
     _________________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     _________________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
     _________________________________________________________________________

     (3) Filing Party:
     _________________________________________________________________________

     (4) Date Filed:
     _________________________________________________________________________

                                SCANSOURCE, INC.
                                  6 Logue Court
                        Greenville, South Carolina 29615

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held December 6, 2001


     The Annual Meeting of Shareholders of ScanSource, Inc. will be held at the GSP Airport Marriott, 1 Parkway East, Greenville, South Carolina on Thursday, December 6, 2001, at 10:00 a.m., for the following purposes:

     (1)  To elect five members to the Board of Directors;

     (2) To approve amendments to the Company's Non-Employee Director Stock Option Plan;

     (3)  To ratify the appointment of the Company's independent auditors; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders whose names appear of record on the books of the Company at the close of business on October 17, 2001 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

     You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy card in the enclosed postage paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, you remain entitled to revoke your proxy at any time before it is exercised.

                                    Steven H. Owings
                                    Chairman of the Board

October 26, 2001

                                SCANSOURCE, INC.
                                  6 Logue Court
                        Greenville, South Carolina 29615

                                 PROXY STATEMENT

General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ScanSource, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the GSP Airport Marriott, 1 Parkway East, Greenville, South Carolina on Thursday, December 6, 2001, at 10:00 a.m., and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about October 26, 2001.

         Any shareholder who executes the form of proxy referred to in this Proxy Statement may revoke it at any time before it is exercised. The proxy may be revoked by giving written notice to the Secretary of the Company of such revocation, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Whether or not you plan to attend, you are urged to sign and return the enclosed proxy.

         The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at the request of the Company, may send proxies and proxy solicitation material to their clients and principals.

Voting Securities Outstanding

         The Board of Directors has fixed the close of business on October 17, 2001 as the record date and time for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. As of such date, 5,716,330 shares of the Company's no par value common stock (the "Common Stock") were outstanding. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and no other outstanding shares of capital stock of the Company are eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Articles of Incorporation. Consequently, each eligible share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Except for the election of directors (who are elected by plurality vote as indicated below), for each matter specified in this Proxy Statement to be submitted for shareholder approval at the Annual Meeting, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and therefore will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Broker non-votes will be considered shares present but not entitled to vote and therefore will have no effect on the outcome of the vote. A broker non-vote occurs when a broker or other nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         The Bylaws of the Company provide that the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and at any adjournments thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Five directors are to be elected at the Annual Meeting. Pursuant to the authority granted to it by the Company's Bylaws, the Board of Directors has set the size of the Board of Directors at five members. At the Company's 2000 Annual Meeting of Shareholders (the "2000 Annual Meeting"), the shareholders elected four directors (Michael L. Baur, Steven R. Fischer, James G. Foody and Steven H. Owings), leaving a vacancy on the Board. Pursuant to the Company's Bylaws and applicable South Carolina law, the four directors elected at the 2000 Annual Meeting were authorized to fill the vacancy. As of June 13, 2001, pursuant to such authority, they appointed John P. Reilly as a fifth director to serve on the Company's Board of Directors.

         The Board of Directors has recommended each of the five existing members of the Board of Directors as the five nominees for election as directors at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified. The following are the Company's nominees for election as directors at the Annual
Meeting: Michael L. Baur, Steven R. Fischer, James G. Foody, Steven H. Owings and John P. Reilly.

         In accordance with the Bylaws of the Company, those nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) will be elected to the Board of Directors. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast in the election of directors. The proxies solicited for the Annual Meeting cannot be voted for a greater number of persons than five, the number of nominees named. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation. If any nominee shall become unavailable for any reason, the persons named in the form of proxy shall vote for a substitute nominee or vote to reduce the number of directors to be elected as directed by the Board of Directors. The Board of Directors has no reason to believe that any of the five nominees listed above will not be available for election as a director.

         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

                                  PROPOSAL TWO

                       AMENDMENTS TO NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

         General. On September 30, 1999 the Board of Directors adopted the ScanSource, Inc. Non-Employee Director Stock Option Plan (the "Director Plan") for non-employee directors of the Company. The Board of Directors approved the Director Plan to be effective on the date of its approval by the Company's shareholders, which occurred at the Company's 1999 Annual Meeting of Shareholders. The following discussion of the Director Plan (a copy of which, as currently in effect, has been filed with the SEC as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001) is qualified in its entirety by reference to the Director Plan, as proposed to be amended as described below. A copy of the Director Plan and the proposed amendment thereto have been submitted to the SEC with this Proxy Statement.

         As of September 15, 2001, the Board of Directors approved the following amendments to the Director Plan, subject to the approval of the shareholders at the Annual Meeting:

         (1) To reduce from 5,000 to 3,000 the number of shares underlying options to be granted on an annual basis to non-employee directors; and

         (2) To simplify the amendment provisions of the Director Plan to permit the Board of Directors to amend the plan in the future without shareholder approval except for amendments (i) to increase the maximum aggregate number of shares of Common Stock as to which options may be granted under the Director Plan, and (ii) as to which the Board of Directors determines that shareholder approval is necessary or advisable with respect to tax, securities or other applicable laws, policies or regulations.

         Purpose. The purpose of the Director Plan is to advance the interests of the Company and its shareholders by encouraging and enabling non-employee directors of the Company to acquire proprietary interests in the Company through stock ownership. The Company's management believes that those non-employee directors who participate in the Director Plan will have a closer identification with the Company and its shareholders by virtue of their ability to participate in the Company's growth and earnings, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

         The proposed reduction in the annual option grant to non-employee directors is proposed in conjunction with the increases in cash compensation described in "Management - Compensation of Directors" below. The proposed changes to the amendment provisions of the Director Plan are proposed as a result of changes in SEC regulations in recent years and to bring this provision of the Director Plan more into conformity with current practice. Management and the Board of Directors believe that such changes, by providing the Board of Directors with more discretion in amending the Director Plan, will enable it to respond more quickly and efficiently to the changing needs of the Company to attract and retain non-employee directors in the future.

         Administration. The Director Plan is administered by the Board of Directors of the Company which has the power to interpret the Director Plan and prescribe such rules, regulations and procedures in connection with the operations of the Director Plan as it deems necessary and advisable. All questions of interpretation and application of the Director Plan, or as to stock options granted under the Director Plan, are subject to the determination of the Board of Directors, which shall be final and binding.

         Term. The Director Plan is effective for a term of ten years after the date of its approval by the shareholders of the Company at the 1999 Annual Meeting of Shareholders (until December 2, 2009). The Board of Directors may terminate the Director Plan sooner without further action by the shareholders.

         Amendments. The Board of Directors may amend the Director Plan, as currently in effect, without shareholder approval, except that any amendment that increases the maximum number of shares as to which options may be granted under the Director Plan, changes the termination date of the Director Plan, changes the number of shares subject to each option, changes the option price under any options, or changes the persons eligible to participate in the Director Plan beyond the non-employee directors of the Company will not become effective until it is approved by the shareholders. See above for the proposed amendment of the "Amendment" provision of the Director Plan.

         Shares in the Plan. A maximum of 100,000 shares of Common Stock may be issued pursuant to awards granted under the Director Plan, and the Board of Directors has reserved 100,000 shares for this purpose. The number of shares reserved for issuance under the Director Plan will be adjusted in the event of an adjustment in the capital structure of the Company affecting the Common Stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or similar event). All obligations of the Company under the Director Plan or under any award granted under the Director Plan are binding upon any successor to the Company.

         Eligibility. Each director of the Company who is not an employee of the Company or any of its subsidiaries is eligible to participate in the Director Plan. On the date of this Proxy Statement, three directors are eligible to participate in the Director Plan.

         Option Grants. Under the Director Plan, as currently in effect, each non-employee director is automatically granted on an annual basis an option for the purchase of 5,000 shares (proposed to be reduced to 3,000 shares per annum as indicated above) at an exercise price equal to the fair market value of the shares on the date the option is granted. On October 18, 2001, the reported closing price of the Common Stock on The Nasdaq National Market was $54.00 per share. The number of shares included in each annual grant to a non-employee director is reduced by the number of shares included in stock options or warrants otherwise granted to such director for service during that year on any committee of the Board of Directors. Options under the Director Plan are granted annually as of the date following the date of the Company's regularly scheduled annual meeting of shareholders to each non-employee director (currently Messrs. Fischer, Foody and Reilly) who is serving as a director on that date.

         All options granted under the Director Plan are evidenced by written option agreements between the Company and the non-employee director. Options are not assignable or transferable by the option holder except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Title I of ERISA and the Internal Revenue Code.

         Option Exercise. Each option granted under the Director Plan becomes exercisable six months after the date of the grant of the option. No option will be exercisable following the tenth anniversary of the date of the grant of such option. Options may be exercised only during the period in which the option holder remains a director of the Company, and for one year thereafter, unless the director's membership on the Board is terminated for cause, in which case all unexercised options held by such director expire upon such termination. Options granted under the Director Plan are exercisable in whole or in part by the option holder by providing written notice of intent to exercise to the Secretary of the Company at its principal executive offices.

         All options granted under the Director Plan will provide for the payment of the option price in cash, shares of Common Stock, or part in cash and part in shares of Common Stock. Shares tendered to the Company in payment or partial payment will be valued at the closing price on The Nasdaq Stock Market as of the day of exercise of the option.

         Termination of Option. Any unexercised option or part thereof will terminate upon the earlier to occur of the expiration of ten years from its date of grant and the date one year following the expiration or termination of the option holder's membership on the Company's Board of Directors for any reason except termination for cause, in which case the Director Plan provides for immediate termination of such director's options. If the option holder exercises the option after the expiration or termination of the option holder's membership on the Company's Board of Directors for any reason other than for cause, the option holder may exercise the option only with respect to the shares which were otherwise exercisable on such date of expiration or termination of Board membership.

         Federal Income Tax Consequences. Options granted under the Director Plan will be non-qualified stock options. With non-qualified stock options, no income is realized by the optionee at the time the option is granted. Generally,
(a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

         Currently Outstanding and Proposed Awards. Set forth below are the numbers of shares underlying options which have been awarded under the Director Plan since its inception in December 1999, and that are to be granted for the fiscal year ended June 30, 2002, to the persons and groups identified, subject to shareholder approval of the proposed amendments.

                                                                                           Number of Shares
                                                                     Number of Shares     Underlying Options
                                                                    Underlying Options     to be Granted for
Name and Position                                                    Granted to Date       2002 Fiscal Year
-----------------                                                    ---------------       ----------------
Steven H. Owings
     Chairman of the Board......................................           -0-                    -0-
Michael L. Baur
     Chief Executive Officer and President......................           -0-                    -0-
Jeffery A. Bryson
     Chief Financial Officer and Treasurer......................           -0-                    -0-
Robert S. McLain, Jr.
     Vice President - Marketing.................................           -0-                    -0-
All current executive officers, as a group
     (including the persons named above)........................           -0-                    -0-
All current directors who are not executive officers,
     as a group.................................................         20,000                  9,000
All employees, including all current officers who are not
     executive officers, as a group.............................           -0-                    -0-

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE COMPANY'S NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                                 PROPOSAL THREE

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Deloitte & Touche LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending June 30, 2002. See the "Audit Committee Report" below for more information. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

         A representative of Deloitte & Touche LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

Changes in Certifying Accountant

         On October 19, 2000, the Company notified KPMG LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ending June 30, 2001. KPMG LLP had served as the Company's principal independent accountants for the fiscal years ended June 30, 2000 and 1999. The decision not to retain KPMG LLP was approved by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors on October 19, 2000.

         In connection with the audits of the financial statements of the Company for the fiscal years ended June 30, 2000 and 1999, the Company had no disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to such disagreement in their report for such periods.

         The audit reports of KPMG LLP on the financial statements of the Company for the fiscal years ended June 30, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG LLP was provided a copy of the above disclosures, set forth in the Company's report on Form 8-K dated October 19, 2000 filed with the SEC, and was requested to furnish the Company with a letter addressed to the Commission stating whether it agreed with the above statements and, if not, stating the respects in which it did not agree. KPMG LLP's letter was filed as an exhibit to such report.

         On October 19, 2000, the Audit Committee of the Board of Directors of the Company approved, and, upon recommendation by that committee, the Board of Directors of the Company approved, the engagement of the accounting firm of Deloitte & Touche LLP as independent accountants to audit the Company's financial statements for the fiscal year ending June 30, 2001. As of October 19, 2000, the Company had not on any prior occasions consulted with Deloitte & Touche LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Services and Fees of Deloitte & Touche During the Fiscal Year Ended June 30,
2001

         Audit fees. Deloitte & Touche's fees and expenses were $115,478 in connection with their audit of the Company's annual financial statements for the fiscal year ended June 30, 2001, and their reviews of the Company's quarterly financial information included in the Company's three quarterly reports on Form 10-Q that the Company filed with the SEC during the fiscal year.

         All other fees. Deloitte & Touche billed the Company $39,250 in fees and expenses in connection with all other services that they rendered in the fiscal year ended June 30, 2001. A substantial portion of the fees for these services related to services traditionally provided by auditors, including accounting consultation and income tax services and consultation (including preparation of the fiscal 2000 income tax returns).

                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should be duly presented for a vote, then the persons named in the enclosed form of proxy intend to vote such proxy in accordance with their best judgment.

                        PROPOSALS FOR 2002 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company by June 28, 2002 for possible inclusion in the proxy material relating to such meeting, in accordance with the SEC's Rule 14a-8. Any proposal received after this date will be considered untimely and may be excluded from the proxy material.

         The deadline for shareholders to provide written notice of intent to make nominations for the election of directors at the 2002 Annual Meeting of Shareholders (but not for inclusion in the proxy material relating to such meeting) will be 90 days prior to the date of the meeting. Such notice must also otherwise conform to the requirements of the Company's Bylaws. For any other shareholder proposal intended to be presented at the 2002 Annual Meeting of Shareholders received by the Company after September 11, 2002, the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                   MANAGEMENT

Executive Officers and Directors

         The following sets forth certain information regarding the Company's executive officers and directors:

         Steven H. Owings, 48, has served as Chairman of the Board of Directors of the Company since its inception in December 1992, and was Chief Executive Officer of the Company from December 1992 until January 2000. From 1991 to 1992 Mr. Owings served as Chairman of the Board, Chief Executive Officer and the sole shareholder of Argent Technologies, Inc. ("Argent"), a personal computer manufacturer. From 1983 to 1991 Mr. Owings held various positions with Gates/FA Distributing, Inc., a distributor of PC products, and its predecessors ("Gates"), including serving as President from December 1987 until December 1990, Chief Executive Officer from December 1987 to December 1991, and Chairman of the Board of Directors from December 1990 to December 1991. From December 1987 to September 1994 Mr. Owings served as a director of Gates. From July 1996 to April 1997, he served as a director of Globelle Corporation, an international distributor of personal computer products. Mr. Owings is currently a director of Falconstor Software Inc. ("Falconstor"), a provider of storage networking infrastructure software.

         Michael L. Baur, 44, has served as Chief Executive Officer of the Company since January 2000, President of the Company since its inception in December 1992, and as a director since December 1995. Prior to joining the Company, from April 1991 to November 1992, Mr. Baur served in various positions at Argent, including President and General Manager. In September 1989, Mr. Baur joined Gates as Product Manager and served as Merchandising Director from February 1990 to March 1991.

         Jeffery A. Bryson, 41, has served as Chief Financial Officer and Treasurer of the Company since December 1993. Prior to joining the Company, from 1990 to 1993, Mr. Bryson served as a senior manager with the accounting firm of KPMG LLP, where he was employed for more than seven years. Mr. Bryson is a certified public accountant.

         Robert S. McLain, Jr., 41, has served as the Company's Vice President of Marketing since September 1997. Prior to joining the Company, from July 1995 to September 1997, Mr. McLain served as President of Transition Marketing, Inc., a majority-owned subsidiary of the Company. From July 1993 to June 1995, Mr. McLain was Director of Marketing with Gates, and from July 1991 to June 1993 he was a senior account executive with a broadcasting firm in Greenville, South Carolina.

         Steven R. Fischer, 56, has served as a director of the Company since December 1995. Mr. Fischer has served Transamerica Business Credit Corporation as President since September 2000, as Executive Vice President and Division Manager from October 1997 to September 2000 and as Senior Vice President and

Regional Manager from March 1992 to October 1997. From February 1981 to March 1992, Mr. Fischer served as Vice President and Regional Manager of Citibank, N.A. Mr. Fischer is currently a director of Falconstor.

         James G. Foody, 71, has served as a director of the Company since December 1995. Mr. Foody has served as a business consultant in Greenville, South Carolina since October 1990. Prior to that time, he served as a partner in the accounting firm of Ernst & Young LLP.

         John P. Reilly, 52, has served as a director of the Company since June 2001. Mr. Reilly is co-founder and managing partner of Keltic Financial Services, LLC in Rye, New York. Prior to that, from 1977 to 1999, he held various senior management positions in the Leverage Buy-Out, Leasing, Corporate Finance and Private Banking divisions at Citibank, N.A.

Board Meetings and Committees

         The Board of Directors of the Company met or acted by written consent a total of ten times during the Company's fiscal year ended June 30, 2001. No director attended fewer than 75% of the total of such meetings and the meetings of the committees upon which he served.

         Pursuant to the Bylaws of the Company, the Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a committee performing the functions traditionally performed by a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole.

         The Audit Committee is composed of Messrs. Fischer, Foody and Reilly. The functions of the Audit Committee include recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. No directors of the Company who are also executive officers may serve on the Audit Committee. This committee met or acted by written consent ten times during the fiscal year ended June 30, 2001.

         The Compensation Committee is composed of Messrs. Fischer and Foody. The functions of the Compensation Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administering the Company's stock option plans, and considering such other matters as may from time to time be referred to the Compensation Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in deliberations of such committee concerning the compensation of such executive officers. This committee met or acted by written consent two times during the fiscal year ended June 30, 2001.

Executive Compensation

         The following table sets forth the cash compensation earned by the Company's Chairman of the Board, Chief Executive Officer and President, Chief Financial Officer and Treasurer, and Vice President-Marketing (the "Named Executive Officers") for the fiscal years ended June 30 in each of 2001, 2000 and 1999.

                           Summary Compensation Table

                                                                                                    Long-Term
                                                           Annual Compensation                    Compensation
                                                ------------------------------------------   ------------------------
                                                                                                     Awards
                                                                                             ------------------------
                                                   Fiscal                                     Securities Underlying
Name and Principal Position                         Year         Salary         Bonus                Options
---------------------------                        ------        ------         -----        ------------------------
Steven H. Owings..............................      2001        $200,000      $370,308               7,500 (1)
     Chairman of the Board                          2000         200,000       250,198              17,500
                                                    1999          96,000       103,733              30,000

Michael L. Baur...............................      2001        $150,000      $643,905              17,500 (1)
     Chief Executive Officer and President          2000         125,000       455,586              25,000
                                                    1999          87,000       272,129              55,000

Jeffery A. Bryson.............................      2001        $ 90,000      $253,337               5,000
     Chief Financial Officer and Treasurer          2000          90,000       182,827              15,000
                                                    1999          80,000       115,383              35,000

Robert S. McLain, Jr..........................      2001        $150,000      $ 39,900               3,000
     Vice President - Marketing                     2000         100,000        47,251               5,000
                                                    1999         100,000        33,276               4,500

(1) On December 15, 2000, in addition to the Company options indicated, Messrs. Owings and Baur received options to purchase 50,000 shares and 25,000 shares, respectively, of the Company's 95% owned subsidiary ChannelMax, Inc. (the "ChannelMax Options"). There is no public market for shares underlying the ChannelMax Options.

Option Grants

         The following table sets forth information with respect to the stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2001.

                        Option Grants In Last Fiscal Year

                                                                                            Potential Realizable Value
                                                                                                        at
                                                 Individual Grants                           Assumed Annual Rates of
                              ---------------------------------------------------------
                                Number of                                                             Stock
                               Securities    Percent of Total                                 Price Appreciation for
                               Underlying     Options Granted                                      Option Term
                                                    to                                    ------------------------------
                                 Options       Employees in     Exercise   Expiration
Name                             Granted         Fiscal Year     Price        Date                5%            10%
----                             -------        -------------    -----        ----              -----          -----
Steven H. Owings............    7,500                6.0%       $37.25       12/10            $175,697      $  445,252
                               50,000 (1)             (1)          .7111     12/10              22,360          56,665

Michael L. Baur.............   17,500               14.1%        37.25       12/10             409,961       1,038,921
                               25,000 (1)             (1)          .7111     12/10              11,180          28,333

Jeffery A. Bryson...........    5,000                4.0%        37.25       12/10             117,132         296,835

Robert S. McLain, Jr........    3,000                2.4%        37.25       12/10              70,279         178,101

(1) Shares indicated represent ChannelMax Options. Mr. Owings received 22.3% and Mr. Baur received 11.1% of the ChannelMax Options granted to employees during the fiscal year.

Option Exercises and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2001, and the number and value of unexercised stock options held by each of the Named Executive Officers at June 30, 2001.


  Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

                                                            Number of Securities
                                                           Underlying Unexercised        Value of Unexercised
                                                                 Options at             In-the-Money Options at
                                                               Fiscal Year-End            Fiscal Year-End (1)
                                                         --------------------------   ----------------------------
                                Shares
                               Acquired       Value
Name                         On Exercise     Realized    Exercisable  Unexercisable   Exercisable    Unexercisable
----                         -----------     --------    -----------  -------------   -----------    -------------
Steven H. Owings...........       -0-       $     -0-      153,333       29,167       $ 4,664,916      $ 543,296

                                                            16,666 (4)   33,334 (4)        77,645 (4)    155,300 (4)

Michael L. Baur............    7,619         219,999 (2)   113,381       52,500         3,681,703        986,243

                                                             8,333 (4)   16,667 (4)        38,823 (4)     77,650 (4)

Jeffery A. Bryson..........    2,600         100,425 (3)    45,833       26,667         1,386,115        556,210

Robert S. McLain, Jr.......       -0-             -0-       24,665        7,835           853,069        123,643

_______________

(1) Based on a per share price of $47.42, the closing price of the Common Stock as reported on The Nasdaq National Market on June 30, 2001, the last trading day of the fiscal year.
(2) The amount realized is based on a per share price of $37.75, the price of the Common Stock as reported on The Nasdaq National Market on the day of exercise.
(3) The amount realized is based on a per share price of $47.50, the price of the Common Stock as reported on The Nasdaq National Market on the day of exercise.
(4) Shares indicated represent ChannelMax Options. Fiscal year-end values are based on contractual arrangements relating to the ChannelMax Options and shares of the subsidiary. There is no public market for shares underlying such options.


Employment Agreements


     Effective July 1, 1999, and for a term extending through June 30, 2002, the Company entered into employment agreements with each of Steven H. Owings, Michael L. Baur and Jeffery A. Bryson. These agreements provide for annual salaries of $200,000, $125,000 and $90,000 for Messrs. Owings, Baur and Bryson, respectively, plus incentive bonuses based upon a percentage of the Company's operating income. Mr. Baur's employment agreement was amended effective January 1, 2001 to provide an annual salary of $175,000. The agreements also include non-competition provisions for two years following the expiration of the agreements or the earlier termination of employment.

Compensation of Directors


     All directors are reimbursed for their expenses incurred in connection with the performance of their services as directors. In addition, for the fiscal year ended June 30, 2001, directors who were not otherwise compensated as officers of the Company received a fee of $1,000 per calendar quarter for their service on the Board of Directors. Directors were granted, as part of an annual formula award, ten-year options to purchase 5,000 shares of Common Stock under the terms of the Director Plan. Grants of options under the Director Plan are automatic and are made each year to each non-employee director. The exercise price of all options so granted is the fair market value of the Common Stock on the date of grant. Options granted under the Director Plan are exercisable beginning six months after the option is granted. Options may be exercised only during the period in which the option holder remains a director of the Company and for one year thereafter, unless the director's membership on the Board of Directors is terminated for cause, in which case all options granted to such director expire upon such termination.

         On December 8, 2000, the day following the 2000 Annual Meeting of Shareholders, automatic grants of options for the purchase of 5,000 shares of Common Stock pursuant to the Director Plan were made to each of Messrs. Fischer and Foody. On June 15, 2001, in connection with his accepting a position as a director of the Company, Mr. Reilly received options for the purchase of 4,500 shares under the Company's 1997 Stock Incentive Plan.

         On December 15, 2000, Messrs. Fischer and Foody each received options to purchase 5,000 shares of stock of the Company's 95% owned subsidiary ChannelMax, Inc. Such options have an exercise price of $.7111 per share and vest one-third on March 1, 2001, one-third on March 1, 2002 and one-third on March 1, 2003. There is currently no market for such shares. No other compensation was paid or awarded during the fiscal year ended June 30, 2001 to any director for service on the Board of Directors.

         For the fiscal year ended June 30, 2002, non-employee director compensation has been modified to provide a fee of $15,000 per calendar year and, subject to approval by the shareholders of the amendment to the Director Plan at the Annual Meeting as provided above, a reduction in the number of shares that are the subject to annual option grants from 5,000 to 3,000. See "Proposal Two - Approval of Amendments to Non-Employee Director Stock Option Plan" above.

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended June 30, 2001, matters of executive compensation were decided by the Compensation Committee of the Board of Directors. The Compensation Committee is currently composed of Messrs. Fischer and Foody.

Compensation Committee Report on Executive Compensation

         The compensation of the Company's executive officers is generally determined by the Compensation Committee of the Board of Directors. The following report with respect to certain compensation paid or awarded to the Company's executive officers during the fiscal year ended June 30, 2001 is furnished by the directors who comprise the Compensation Committee.

         General Policies. The Company's compensation program is intended to enable the Company to attract, motivate, reward and retain the management talent to achieve corporate objectives, and thereby increase shareholder value. It is the Company's policy to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, the Company's executive compensation program is composed of a base salary and bonus, which is generally established for the Named Executive Officers in an employment agreement.

         Base Salary. Base salaries for each of the Named Executive Officers as established in his employment agreement are determined by a subjective assessment of the executive officer's performance, in light of the officer's responsibilities and position with the Company and the Company's performance during prior periods. In evaluating overall Company performance, the primary focus is upon financial performance for the relevant annual period measured by operating income. Base salaries are reviewed periodically and from time to time by the Compensation Committee and adjusted appropriately.

         Incentive Compensation. Incentive compensation for each of the Named Executive Officers is established in his employment agreement as a percentage of the Company's operating income. Incentive compensation is reviewed periodically and from time to time by the Compensation Committee and adjusted accordingly.

         Stock Options. Executive compensation includes the grant of stock options in order to more closely align the interests of the executive with the long-term interests of the shareholders.

         Chief Executive Officer Compensation. Michael L. Baur is an original founder of the ScanSource concept and has devoted his career to this concept since the inception of the Company in December 1992. The Compensation Committee believes that Mr. Baur's entrepreneurial drive, dedication, commitment and knowledge have been vitally important to the successful and ongoing growth of the Company. Mr. Baur's overall compensation for the fiscal year ended June 30, 2001 consisted of base salary, bonus and stock options. In determining Mr. Baur's compensation, the Compensation Committee evaluated Mr. Baur's personal performance, the performance of the Company and Mr. Baur's long-term commitment to the success of and ownership position in the Company.

                                                 Compensation Committee:
                                                 ----------------------
                                                 Steven R. Fischer
                                                 James G. Foody

Certain Transactions

         At June 30, 2001, Michael L. Baur, Chief Executive Officer and President of the Company, was indebted to the Company under the terms of a loan to him from the Company with a principal balance of $333,251 bearing interest at an annual interest rate of 6.5%. The principal and accrued interest are due in August 2002, having been extended during the year from May 2001.

Performance Graph

         The following graph compares cumulative total shareholder return of the Common Stock over a five-year period with The Nasdaq Stock Market (US) Index and with a Peer Group of companies for the same period. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on June 30, 1996.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                             AMONG SCANSOURCE INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX




                                    [GRAPHIC]

------------------------------------------------------------------------------------------------------------------
                                         6/30/96       6/30/97        6/30/98     6/30/99     6/30/00    6/30/01
------------------------------------------------------------------------------------------------------------------
  SCANSOURCE, INC.                      $ 100.00      $ 102.68       $ 137.50    $ 154.46    $ 277.68   $ 338.71
------------------------------------------------------------------------------------------------------------------
  PEER GROUP*                             100.00        126.63         210.09      180.57      248.90     178.36
------------------------------------------------------------------------------------------------------------------
  NASDAQ MARKET INDEX (US)                100.00        120.46         159.68      223.77      336.71     186.46
------------------------------------------------------------------------------------------------------------------

* The members of the Peer Group are Daisytek International Corporation, Ingram Micro, Inc., Symbol Technologies, Inc., Tech Data Corp. and Zebra Technologies Corporation. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average.

Security Ownership of Certain Beneficial Owners and Management


      The following table sets forth certain information regarding the beneficial ownership of the Common Stock at September 30, 2001 of: (i) each person known by the Company to beneficially own five percent or more of the Common Stock; (ii) each director of the Company who beneficially owns Common Stock; (iii) each executive officer who beneficially owns Common Stock; and (iv) all directors and executive officers of the Company, as a group.

                                                                         Shares Beneficially
                                                                               Owned (1)
                                                                      -------------------------

  Name                                                                   Number       Percentage
  ----                                                                 ----------    ------------
  FMR Corp. (2).................................................         582,503         10.2%

  John Hancock Mutual Life Insurance Company (3)................         447,700          7.8

  JP Morgan Chase & Co. (4).....................................         379,255          6.6

  Pilgrim Baxter & Associates, Ltd. (5).........................         317,900          5.6

  Steven H. Owings (6)..........................................         327,113          5.6

  Michael L. Baur  (7)..........................................         139,333          2.4

  Jeffery A. Bryson  (8)........................................          61,470          1.1

  James G. Foody  (9)...........................................          31,000           *

  Steven R. Fischer (10)........................................          34,000           *

  Robert S. McLain, Jr. (11)....................................          26,730           *

  John P. Reilly (12)...........................................           4,500           *

  All directors and executive officers as a group (7 persons)...         624,146        10.2

*    Amount represents less than 1.0%.

(1) Applicable percentage of ownership is based upon 5,716,330 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) A Schedule 13G filed with the SEC reflects that FMR Corp. is the ultimate parent company of a variety of companies engaged in the securities business and was, along with certain related persons, the beneficial owner of the indicated shares as of December 31, 2000, including 147,763 shares as to which sole voting power was held and as to all of which sole investment power was held. The business address of the named shareholder is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)   A Schedule 13G filed with the SEC reflects that John Hancock Mutual
      Life Insurance Company is the ultimate parent company of John Hancock Advisors, Inc. which held sole voting and investment power with respect to the indicated shares as of December 31, 2000. The business address of the named shareholder is John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117.

(4) A Schedule 13G filed with the SEC reflects that J.P. Morgan Chase & Co. is the ultimate parent company of Robert Flemming Holding Ltd. which had sole voting and investment power with respect to the indicated shares as of December 31, 2000. The business address of the named shareholder is 270 Park Avenue, New York, NY 10017.

(5) A Schedule 13G filed with the SEC reflects that Pilgrim Baxter & Associates, Ltd. was the beneficial owner of the indicated shares as of December 31, 2000, including 117,800 shares as to which sole voting power was held and as to all of which sole investment power was held. The business address of the named shareholder is 825 Duportail Road, Wayne, PA 19087.

(6) Includes 163,333 shares issuable pursuant to currently exercisable stock options granted by the Company. Does not include 19,167 shares issuable pursuant to options granted by the Company which are not currently exercisable. Includes 5,697 shares owned in a trust of which Mr. Owings is the trustee. The business address for the named shareholder is 6 Logue Court, Greenville, South Carolina 29615.

(7) Includes 131,714 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 34,167 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(8) Includes 57,500 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 15,000 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(9) Includes 25,000 shares issuable pursuant to currently exercisable options granted by the Company.

(10) Includes 25,000 shares issuable pursuant to currently exercisable options granted by the Company.

(11) Includes 26,166 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 6,334 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(12) Includes 4,500 shares issuable pursuant to currently exercisable options granted by the Company.


Section 16(a) Beneficial Ownership Reporting Requirements

     The Company believes that each of its officers and directors complied with all requirements applicable to them during the fiscal year ended June 30, 2001 pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted on June 1, 2000, a copy of which is attached as Exhibit
                                                                        -------
A to this proxy statement. This report reviews the actions taken by the Audit
-
Committee with regard to the financial reporting process during the fiscal year ended June 30, 2001 and particularly with regard to the Company's audited consolidated financial statements as of June 30, 2001 and June 30, 2000 and for the three years ended June 30, 2001.

         The Audit Committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates.

         The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the accountants to serve as the Company's independent auditors for the coming year.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met ten times during the fiscal year ended June 30, 2001.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures required of auditors by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during the fiscal year ended June 30, 2001 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of the Company's interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

         Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls and the overall quality of its financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the SEC. The Audit Committee also recommended to the Board of Directors that the Company retain Deloitte & Touche LLP as its independent auditors for the fiscal year ending June 30, 2002.


                                      Audit Committee:
                                      ---------------
                                      Steven R. Fischer
                                      James G. Foody
                                      John P. Reilly

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, which is required to be filed with the SEC, will be made available to shareholders to whom this proxy statement is mailed, without charge, upon written request to Mr. Jeffery A. Bryson, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Greenville, South Carolina 29615.

                                    By order of the Board of Directors,



                                    Steven H. Owings
                                    Chairman of the Board


October 26, 2001

                                                                      Exhibit A
                                                                      ---------
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                               OF SCANSOURCE, INC.

I.   Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

         . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the responsibility to request the Board of Directors to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of the Audit Committee's duties.

II.  Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the NASDAQ Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

     Independent Auditors
     --------------------

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 6 1.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     11. Request the independent auditors to confirm in writing that the firm is in compliance with the accounting and exchange regulations as to independence.

     Internal Audit Department and Legal Compliance
     ----------------------------------------------

     12. Review the appointment, performance, and replacement of the senior internal audit executive.

     13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     14. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities
     --------------------------------------

     15. Annually prepare a report to shareholders if required by the Securities and Exchange Commission or the Stock Exchange(s) where company securities are listed. The report, if required, should be included in the Company's annual proxy statement.

     16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     18. Review financial and accounting personnel succession planning within the company.

     19. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

     20. Annually review the Company's conflict of interest policy and compliance with that policy from the appropriate management officer.

                                SCANSOURCE, INC.

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1.   Purpose. The purpose of the ScanSource, Inc. Non-Employee Director
          -------
Stock Option Plan (the "Plan") is to advance the interests of ScanSource, Inc. (the "Company") and its shareholders by encouraging ownership of the Company's common stock, no par value (the "Common Stock"), by non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

     2.   Administration. The Plan shall be administered by the Board of
          --------------
Directors of the Company. Subject to the provisions of the Plan, the Board of Directors shall have the power to interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Board of Directors, which shall be final and binding. Nothwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Board of Directors shall have no discretion as to such matters.

     3.   Eligibility. Except as otherwise provided in this paragraph 3, options
          -----------
under the Plan shall be granted in accordance with paragraph 5 to each member of the Company's Board of Directors who is not an employee of the Company or any of its subsidiaries ("Outside Director"), provided that shares of the Company's Common Stock remain available for grant hereunder in accordance with paragraph
4. In the event that a new Outside Director is appointed by the Board of Directors to fill a directorship position, the new Outside Director shall not be eligible for an option grant pursuant to the Plan until elected as a director of the Company. A person to whom an option is granted under the Plan shall be referred to hereinafter as a "Grantee".

     4.   Shares Subject to Plan. The shares subject to the Plan shall be
          ----------------------
authorized but unissued or reacquired shares of the Company's Common Stock. Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be one hundred thousand (100,000), and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of one-hundred thousand (100,000) authorized but unissued, or reacquired, shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

     5.   Terms and Conditions of Options. Options granted to a Grantee pursuant
          -------------------------------
to the Plan shall be evidenced by a Stock Option Agreement in such form as shall comply with and be subject to the following terms and conditions:

          (a)  Grant. As of the day following the annual meeting of the
               -----
Company's shareholders ("Annual Meeting") at which the Plan is approved by the Company's shareholders and the day following each subsequent Annual Meeting, each Outside Director who is serving in such capacity as of such date shall automatically and without further action by the Board of Directors be granted an option to purchase 5,000 shares of Common Stock, subject to adjustment pursuant to paragraph 6.

     If on the date following an Annual Meeting (and during the term of this Plan) there are not sufficient shares of Common Stock available under the Plan to grant each Outside Director an option to purchase the full amount of shares of Common Stock contemplated by the immediately preceding paragraph, then each Outside Director shall receive an option to purchase shares of Common Stock in an amount equal to the number of shares of Common Stock then available under the Plan divided by the number of Outside Directors as of the day following the applicable Annual Meeting. Fractional shares shall be ignored and not granted. If during the term of this Plan, additional shares of Common Stock become available for grant (e.g., because of the forfeiture or lapse of an option), each person who was an Outside Director on both the day following the Annual Meeting at which sufficient shares for full grants under the Plan were not available and the date the additional shares of Common Stock become available ("Continuing Outside Director") shall receive an additional option to purchase shares of Common Stock. The number of available shares shall be divided equally among the options granted to the Continuing Outside Directors. However, the aggregate number of shares of Common Stock subject to any Continuing Outside Director's new option and any prior option granted to the Continuing Outside Director on the day following the applicable Annual Meeting at which sufficient shares for full grants under the Plan were not available shall not exceed 5,000 shares of Common Stock (subject to adjustment pursuant to paragraph 6). If Outside Directors have not received the full amount of shares of Common Stock during two or more Annual Meetings, available options shall be granted beginning with the earliest Annual Meeting.

          (b)  Option Price. The option price for each option granted under the
               ------------
Plan shall be the Fair Market Value (as defined below) of the shares of Common Stock subject to the option on the date of grant of the option. For purposes of the Plan, the "Fair Market Value" of the shares of Common Stock shall mean the closing "asked" price of the shares in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the Nasdaq Stock Market or other national quotation service. If the shares are listed on a national securities exchange, "Fair Market Value" means the closing price of the shares on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If there is no public market for the Common Stock, "Fair Market Value" means the value determined by the employee directors of the Board of Directors of the Company to be the fair market value of the Common Stock.

          (c)  Medium and Time of Payment. The option price shall be payable in
               --------------------------
full upon the exercise of an option in cash, by check, in shares of Common Stock already held by the Grantee, or any combination thereof. In the event that all or part of the option price is paid in shares of Common Stock, the value of such shares shall be equal to the Fair Market Value of such shares on the date of exercise of the option (determined as provided in paragraph 5(b) of the Plan), and the Grantee shall deliver to the Company a certificate or certificates representing such shares duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Board of Directors.

          (d)  Term. Each option granted under the Plan shall, to the extent not
               ----
previously exercised, terminate and expire on the date ten (10) years after the date of grant of the option, unless earlier terminated as provided hereinafter in paragraph 5(g).

          (e)  Exercisability. Beginning on the date six (6) months after the
               --------------
option is granted and continuing until the expiration or earlier termination of the option, the option may be exercised from time to time, in whole or in part.

          (f)  Method of Exercise. All options granted under the Plan shall be
               ------------------
exercised by an irrevocable written notice directed to the Secretary of the Company at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(c) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which options are exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in this Plan shall be construed to require the Company to register any shares of Common Stock underlying options granted under this Plan.

          (g)  Effect of Termination of Directorship or Death.
               ----------------------------------------------

               (i)  Termination of Directorship. Upon termination of the
                    ---------------------------
     directorship of any Grantee with the Company for any reason other than for cause, the option held by the Grantee under the Plan shall terminate one year following the date of the Grantee's termination or, if earlier, on the date of expiration of the option as provided by paragraph 5(d) of the Plan. If the Grantee exercises the option after termination of the Grantee's directorship, the Grantee may exercise the option only with respect to the shares which were otherwise exercisable on the termination date of the Grantee's directorship. Such exercise shall otherwise be subject to the terms and conditions of the Plan. If the Outside Director's membership on the Board of Directors is terminated for cause, all options granted to such Outside Director shall expire upon such termination.

               (ii) Death. In the event of the death of a Grantee, the Grantee's
                    -----
     personal representatives, heirs or legatees (the "Grantee's Successors") may exercise the options that were held by the Grantee on the date of the Grantee's death, to the extent then exercisable, upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such option within one year after the date of the Grantee's death and in any event prior to the date on which the option expires as provided by paragraph 5(e) of the Plan. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

          (h)  Nonassignability of Option Rights. No option shall be assignable
               ---------------------------------
or transferable by the Grantee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Title I of ERISA and the Internal Revenue Code of 1986. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

          (i)  Rights as Shareholder. Neither the Grantee nor the Grantee's
               ---------------------
Successors shall have rights as a shareholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares.

          (j)  No Options in Certain Cases. No options shall be granted except
               ---------------------------
within a period of ten (10) years after the effective date of the Plan.

     6.   Adjustments.
          -----------

          (a) The number of shares of Common Stock included in any annual grant to a Grantee of an option under the Plan shall be reduced on a share for share basis (but not less than zero) by the number of shares of Common Stock included in any stock options or warrants otherwise granted to such Grantee with respect to such Grantee's service on any committee of the Board of Directors of the Company for the year as to which the annual grant under the Plan is being made. Any shares forfeited pursuant to this paragraph 6(a) shall remain available for succeeding annual grants of options under the Plan.

          (b) If any change is made in the stock subject to the Plan or the stock subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be automatically and appropriately adjusted, including the maximum number of shares subject to the Plan and the number of shares and the price per share of stock subject to outstanding options.

          (c)  In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash other otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan. If there is no surviving corporation, all outstanding options shall continue in full force and effect.

     7.   Effective Date and Termination of Plan.
          --------------------------------------

          (a) Effective Date. The Plan shall become effective as of the day the Plan is adopted by the shareholders of the Company.

          (b) Termination. The Plan shall terminate ten (10) years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

     8.   Application of Funds. The proceeds received by the Company from the
          --------------------
sale of shares of Common Stock pursuant to options granted under the Plan may be used for general corporate purposes.

     9.   No Obligation to Exercise Option. The granting of an option shall
          --------------------------------
impose no obligation upon the Grantee to accept such grant or to exercise such option.

     10.  Amendment. The Board of Directors of the Company by majority vote may
          ---------
amend the Plan; provided, however, that without the approval of the shareholders of the Company, no such amendment shall change:

          (a) The maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

          (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

          (c)  The number of shares of Common Stock subject to each option; or

          (d)  The option price as provided under paragraph 5(b) of the Plan; or

          (e) The provisions of paragraph 3 of the Plan related to the determination of the Outside Directors to whom options may be granted.

     The provisions of the Plan determining (i) the persons eligible to receive grants of options, (ii) the timing of option grants, (iii) the number of shares subject to options, (iv) the exercise price of options, (v) the periods during which options are exercisable, and (vi) the dates on which options terminate, may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

     Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.

                     SCANSOURCE, INC. NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

                       Date of Grant: _____________, _____

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by ScanSource, Inc., a South Carolina corporation ("ScanSource"), to ________________________ (the "Grantee"), who is a
non-employee director of ScanSource.

     WHEREAS, the Board of Directors of ScanSource (the "Board") has adopted, subject to shareholder approval, the ScanSource, Inc. Non-Employee Director Stock Option Plan (the "Plan"); and

     WHEREAS, the Plan provides for the automatic annual grant of stock options by ScanSource to non-employee directors of ScanSource to purchase shares of the common stock, no par value, of ScanSource (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, ScanSource considers the Grantee to be a person who is eligible for a grant of stock options under the Plan.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions hereinafter set forth, ScanSource hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 5,000 shares of Stock at a price of $_______ per share, being the fair market value per share of such Stock as determined pursuant to the Plan. Such option is hereinafter referred to as the "Option" and the shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The number of Option Shares subject to this Option may be adjusted pursuant to paragraph 6 of the Plan.

2. Exercise. Subject to such further limitations as are provided herein, six (6) months after the Date of Grant, the Option may be exercised from time to time, in whole or in part.

3. Termination of Option.

     (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall expire and become null and void after the expiration of ten (10) years from the Date of Grant, unless earlier terminated as provided herein (the "Expiration Date").

     (b) Upon the occurrence of the termination of Grantee's position as a director of ScanSource for any reason other than for cause, the Option shall terminate one (1) year following the date of such termination or, if earlier, on the date of expiration of the Option as provided by paragraph 3(a) hereof. If the Grantee exercises the Option after termination of the Grantee's directorship, the Grantee may exercise the Option only with respect to the Option Shares which were otherwise exercisable on the termination date of the Grantee's directorship. Such exercise shall otherwise be subject to the terms and conditions of the Plan. If the Grantee's membership on the Board of Directors is terminated for cause, all Options granted to Grantee shall expire upon such termination.

     (c) In the event of the death of Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise the Options that were held by the Grantee on the date of the Grantee's death, to the extent then exercisable, upon proof satisfactory to ScanSource of their authority. The Grantee's Successors must exercise the Option within one (1) year after the date of the Grantee's death and in any event prior to the date on which the Option expires as provided by paragraph 3(a) hereof. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

4. Exercise of Options.

     (a) The option price shall be payable in full upon the exercise of an Option in cash (U.S. funds), by check, in shares of Stock already held by the Grantee, or any combination thereof. In the event that all or part of the option price is paid in shares of Stock, the value of such shares shall be equal to the Fair Market Value of such shares on the date of exercise of the option (determined as provided in paragraph 5(b) of the Plan), and the Grantee shall deliver to ScanSource a certificate or certificates representing such shares duly endorsed to ScanSource or accompanied by a duly-executed separate instrument of transfer satisfactory to the Board.

     (b) The Option shall be exercised by an irrevocable written notice directed to the Secretary of ScanSource at ScanSource's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 4(a) hereof and shall be accompanied by payment in full of the option price for the Option Shares for which the Option is being exercised. ScanSource shall make delivery of certificates representing the Option Shares for which the Option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires ScanSource to take any action with respect to the Option Shares for which the Option has been exercised before the issuance thereof, then the date of delivery of such Option Shares shall be extended for the period necessary to take such action. Certificates representing Option Shares for which the Option is exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in this Option shall be construed to require ScanSource to register any Option Shares granted under the Plan.

     (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by ScanSource.

5. No Rights as Shareholders. Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of ScanSource with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

6. Non-Transferability of Option. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, ScanSource may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

7. Notice. Any notice to ScanSource provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 6 Logue Court, Suite G, Greenville, South Carolina 29615, or such other address as shall be provided to Grantee by ScanSource and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the records of ScanSource. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

8. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Board of Directors shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

9. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of South Carolina, except to the extent preempted by federal law, which shall to such extent govern.

     IN WITNESS WHEREOF, ScanSource has caused its duly authorized officer to execute this Stock Option Agreement, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                 SCANSOURCE, INC.

                                 By:
                                   Its:

                                 ACCEPTED AND AGREED TO:


                                 By:
                                    Grantee

                                 Amendment No. 1
                                       to
                                ScanSource, Inc.
                     Non-Employee Director Stock Option Plan

         The ScanSource, Inc. Non-Employee Director Stock Option Plan (as amended hereby, the "Plan") is hereby amended, subject to obtaining the requisite approvals of the shareholders of ScanSource, Inc. (the "Company"), as follows:

         1. Section 5(a) is amended to delete "5,000" where it appears and to substitute, in lieu thereof, "3,000", with appropriate corresponding changes to the form of Stock Option Agreement provided to optionees in connection with the grant of options under the Plan.

         2. Section 10 is amended by deleting it in its entirety and substituting in lieu thereof the following:

         "10.     Amendment.  The Board of Directors of the Company by majority
                  ---------
vote may amend the Plan; provided, however, that:

                  (a) No such amendment shall increase the maximum aggregate number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan) without the approval of the shareholders of the Company; and

                  (b) The Board of Directors may otherwise condition any amendment on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

                  Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee."

                                SCANSOURCE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, DECEMBER 6, 2000, AT THE GSP AIRPORT MARRIOTT, 1 PARKWAY EAST, GREENVILLE, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

    The undersigned hereby appoints Michael L. Baur and Jeffery A. Bryson, or either of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of ScanSource, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2001 Annual Meeting of Shareholders of the Company and at any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

      1.  Election of Directors:
               FOR all nominees listed below              WITHHOLD AUTHORITY
               (except as marked to the               to vote as to all nominees
                contrary below)

                          [  ]                                 [  ]

               (This is considered a vote for
                all nominees)

      NOTE: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                           One-year term:
                           --------------
               1.          Michael L. Baur
               2.          Steven R. Fischer
               3.          James G. Foody
               4.          Steven H. Owings
               5.          John P. Reilly


      2. Approval of the amendments to the Company's Non-Employee Director Stock Option Plan.

          FOR  [  ]           AGAINST  [  ]            ABSTAIN  [  ]

      3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending June 30, 2002.

          FOR  [  ]           AGAINST  [  ]            ABSTAIN  [  ]

      4. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

      DATE ____________________          __________________________________

                                         __________________________________
                                         (Please sign exactly as shown on
                                         envelope addressed  to you. If
                                         securities are jointly  owned, each
                                         should sign. If voting less than all
                                         shares held, please so indicate.)

                                         THIS PROXY WILL BE VOTED AS INSTRUCTED.
                                         IN THE ABSENCE OF SUCH INSTRUCTIONS,
                                         THIS PROXY WILL BE VOTED "FOR" EACH OF
                                         THE MATTERS SET FORTH ABOVE, AND THE
                                         PROXIES HEREIN NAMED WILL VOTE ON OTHER
                                         MATTERS THAT MAY PROPERLY COME BEFORE
                                         THE MEETING OR ANY ADJOURNMENT THEREOF
                                         IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                                October 25, 2001


via EDGAR Transmission


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                Re:   Scansource, Inc.--Proxy Materials for 2001 Annual Meeting

Ladies and Gentlemen:

     Transmitted herewith, via EDGAR, are the Notice of Meeting, Proxy Statement and form of Proxy for the 2001 Annual Meeting of Stockholders of Scansource, Inc. scheduled for December 6, 2001. Such Proxy Statement and related materials are being distributed to stockholders on or about October 26, 2001.

     With respect to a proposed amendment to the Non-Employee Director Stock Option Plan of the company (the "Plan"), to be presented for approval by the stockholders, a copy of such Plan as currently in effect and the proposed amendment thereto are filed as appendices to the Proxy Statement pursuant to Instruction 3 of Item 10 of Schedule 14A. They are not, however, being provided to stockholders as a part of the Proxy Statement.

     As supplemental information, pursuant to Instruction 5 of Item 10 of
Schedule 14A, shares issuable under the Plan were originally the subject of a registration statement on Form S-8 previously filed with the SEC (File No. 333-36766). No additional shares will be authorized pursuant to the proposed amendment to the Plan.

     Should you have any questions, please contact the undersigned at 704-444-1090.


                                            Very truly yours,



                                            Gary C. Ivey